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                                                                Exhibit 10.40

                               FIRST AMENDMENT TO
                           REVOLVING CREDIT AGREEMENT
                           --------------------------

     THIS FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "First Amendment") is made and entered into as of the 14th day of November, 1996, by and among EASTERN ENVIRONMENTAL SERVICES, INC., a Delaware corporation (the "Parent"), its Subsidiaries listed on the signature pages hereto (the Parent and such Subsidiaries herein collectively referred to as the "Borrowers" and, individually, as a "Borrower"), each of which Borrowers having its principal place of business at 1000 Crawford Place, Mount Laurel, New Jersey 08054 and THE FIRST NATIONAL BANK OF BOSTON ("FNBB"), a national banking association having its principal place of business at 100 Federal Street, Boston, Massachusetts 02110, BANK OF AMERICA ILLINOIS, an Illinois banking corporation having its head office at 231 South LaSalle Street, Chicago, Illinois 60697 ("B of A") and such banks or other financial institutions which become a party hereto (each a "Bank," and, collectively, the "Banks"), and FNBB as Agent for the Banks (the "Agent").

     WHEREAS, the Borrowers, the Banks and the Agent have entered into a Revolving Credit Agreement dated as of September 25, 1996 (as further amended and in effect from time to time, the "Credit Agreement") pursuant to which the Banks extended credit to the Borrowers on the terms set forth therein;

     WHEREAS, the Banks and the Borrowers have agreed to amend the Credit Agreement as hereinafter set forth;

     NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.  Definitions.  Capitalized terms used herein without definition have the
         -----------
meanings ascribed to them in the Credit Agreement.

     2.  Amendment to (S)1.1 of the Credit Agreement.  The following definitions
         -------------------------------------------
appearing in (S)1.1 of the Credit Agreement are hereby deleted in their entirety and the following substituted in place thereof:

            "Consolidated Earnings Before Interest and Taxes or EBIT.  For any
             -------------------------------------------------------
     period, the Consolidated Net Income (or Deficit) of the Borrowers determined in accordance with GAAP, plus (a) interest expense, and (b)
                                         ----
     income tax expense, to the extent that each of the same has been deducted in calculating Consolidated Net Income (or Deficit), but excluding one-time charges of not more than $1,857,000 for the fiscal quarter ended September 30, 1996."

            "Consolidated Earnings Before Interest, Taxes, Depreciation and
             --------------------------------------------------------------
     Amortization or EBITDA.  For any period, the Consolidated Net Income (or
     ----------------------

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                                      -2-


     Deficit) of the Borrowers determined in accordance with GAAP, plus (a)
                                                                   ----
     interest expense, (b) income taxes, (c) depreciation and landfill depletion expense, and (d) amortization expense, to the extent that each of the same has been deducted in calculating Consolidated Net Income (or Deficit), but excluding one-time charges of not more than (i) $2,820,000 for the fiscal quarter ended June 30, 1996 and (ii) $1,857,000 for the fiscal quarter ended September 30, 1996."

            "Proforma EBITDA.  For any twelve month period, the Consolidated Net
             ---------------
     Income (or Deficit) of the Borrowers and any Subsidiaries acquired within the past twelve months or to be acquired as if the Subsidiaries had been owned for those twelve months, determined in accordance with GAAP and, with respect to a Subsidiary to be acquired or Subsidiary acquired within the last twelve months, by reference to such Subsidiary's financial statements (which have been reviewed and analyzed by the Parent in accordance with its standard due diligence practices and which are in form and substance satisfactory to the Banks) as such statements may be adjusted by agreement between the Banks and the Borrowers, plus (a) interest expense, (b) income
                                          ----
     taxes, (c) depreciation and landfill depletion expense, and (d) amortization expense, to the extent that each of the same has been deducted in calculating such Consolidated Net Income (or Deficit), but excluding one-time charges of not more than (i) $2,820,000 for the fiscal quarter ended June 30, 1996 and (ii) $1,857,000 for the fiscal quarter ended September 30, 1996."

     3.  Amendment to (S)7.1(f) of the Credit Agreement.  Section 7.1(f) of the
         ----------------------------------------------
Credit Agreement is hereby deleted in its entirety and the following substituted in place thereof:

            "(f) Indebtedness of the Borrowers incurred in connection with the acquisition after the date hereof of any real or personal property by the Borrowers, provided that the aggregate principal amount of such Indebtedness of the Borrowers shall not exceed (i) $6,500,000 at any one time on or before November 30, 1996 or (ii) $5,000,000 at any one time thereafter; and"

     4.  Ratification, etc.  Except as expressly amended hereby, the Credit
         -----------------
Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This First Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this First Amendment.

     5.  GOVERNING LAW.  THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED
         -------------
IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL TAKE EFFECT AS A SEALED INSTRUMENT IN ACCORDANCE WITH SUCH LAWS.
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                                      -3-


     6.  Counterparts.  This First Amendment may be executed in any number of
         ------------
counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument. Complete sets of counterparts shall be lodged with the Banks.

     7.  Effectiveness.  This First Amendment shall become effective upon its
         -------------
execution and delivery by the respective parties hereto.

     8.  Entire Agreement.  THE CREDIT AGREEMENT AS AMENDED REPRESENTS THE FINAL
         ----------------
AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


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                                      -4-


     IN WITNESS WHEREOF, the undersigned have duly executed this First Amendment under seal as of the date first set forth above.

                                            THE BORROWERS:
                                            --------------

                                            EASTERN ENVIRONMENTAL SERVICES, INC.


                                            By:    /s/ Gregory M. Krzemien
                                                ----------------------------
                                            Title: Treasurer
                                                   -------------------------

                                            NHD, INC.


                                            By:    /s/ Gregory M. Krzemien
                                                ----------------------------
                                            Title: Treasurer
                                                   -------------------------

                                            PULAKSI GRADING, INC.


                                            By:    /s/ Gregory M. Krzemien
                                                ----------------------------
                                            Title: Treasurer
                                                   -------------------------

                                            CAROLINA GRADING, INC.


                                            By:    /s/ Gregory M. Krzemien
                                                ----------------------------
                                            Title: Treasurer
                                                   -------------------------

                                            S&S GRADING, INC.


                                            By:    /s/ Gregory M. Krzemien
                                                ----------------------------
                                            Title: Treasurer
                                                   -------------------------

                                            ALLIED WASTE SERVICES, INC.


                                            By:    /s/ Gregory M. Krzemien
                                                ----------------------------
                                            Title: Treasurer
                                                   -------------------------
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                                      -5-



                                        OLNEY SANITARY SYSTEM, INC.


                                        By:    /s/ Gregory M. Krzemien
                                           -----------------------------
                                        Title: Treasurer
                                               -------------------------

                                        EASTERN WASTE OF NEW YORK, INC.


                                        By:    /s/ Gregory M. Krzemien
                                          ------------------------------
                                        Title: Treasurer
                                               -------------------------

                                        THE BANKS:
                                        ---------

                                        BANK OF AMERICA ILLINOIS


                                        By:    /s/ Robert P. Rospierski
                                           -----------------------------
                                        Title: Vice-President
                                               -------------------------


                                        THE FIRST NATIONAL BANK OF BOSTON,
                                        individually and as Agent


                                        By:    /s/ Ann E. Howard
                                           -----------------------------
                                        Title: Division Executive
                                               -------------------------